UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 5, 2025 (May 1, 2025)

Strawberry Fields REIT, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-41628	84-2336054
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

6101 Nimtz Parkway	46628
South Bend, Indiana	(Zip Code)
(Address of principal executive offices)

(574) 807-0800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class registered	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.00001 par value	STRW	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1933 (§240.12b-2 of this chapter)

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2025 annual meeting of shareholders of Strawberry Fields REIT, Inc. (the “Company”) was held on May 1, 2025. There were 12,253,619 shares of common stock outstanding as of the record date for the annual meeting, of which 10,073,285 were present in person or by proxy at the meeting, representing 82.21% of the outstanding shares eligible to vote. The voting results of the meeting are:

Proposal 1 - To elect six directors:

	For	Withhold	Broker Non-Vote
(1) Moishe Gubin	7,449,200	255,641	2,368,444
(2) Michael Blisko	7,170,255	534,586	2,368,444
(3) Jack Levine	7,437,515	267,326	2,368,444
(4) Mark Myers	7,458,419	246,422	2,368,444
(5) Stanford Gertz	7,459,373	245,468	2,368,444
(6) Ted Lerman	7,459,553	245,288	2,368,444

Proposal 2 – To ratify the selection of Hacker, Johnson & Smith, P.A. as the Company’s independent auditor for fiscal year 2025:

For	Against	Abstain
9,894,585	426,447	80,378

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit Name	Filed Herewith
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRAWBERRY FIELDS REIT, INC.

Date: May 5, 2025

By:	/s/ Moishe Gubin
Moishe Gubin
Chief Executive Officer and Chairman